Prospectus Supplement	August 30, 2021

Putnam VT George Putnam Balanced Fund
Prospectus dated April 30, 2021

Effective August 31, 2021, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2019

Andrew Benson, Portfolio Manager, portfolio manager of the fund since 2021

Paul Scanlon, Co-Head of Corporate and Tax-exempt Credit, portfolio manager of the fund since 2016

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective August 31, 2021, the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? is replaced in its entirety with the following:

• Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years
Kathryn Lakin	2019	Putnam Management	Director of Equity Research
		2012–Present	Previously, Co-Director of Equity Research, Assistant Director of
			Global Equity Research
Andrew Benson	2021	Putnam Management	Portfolio Manager
		2008–Present	Previously, Trader
Paul Scanlon	2016	Putnam Management	Co-Head of Corporate and Tax-exempt Credit
		1999–Present	Previously, Co-Head of Fixed Income

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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